SECURED PROMISSORY NOTE

$12,000,000.00                                 Boston, Massachusetts
                                  July __, 1999

         FOR VALUE RECEIVED, WESTBURY ALLOYS, INC., a Delaware corporation having its principal place of business at 750 Shames Drive, Westbury, New York, RELIABLE-WEST TECH, INC., a Delaware corporation having its principal place of business at 750 Shames Drive, Westbury, New York , and WESTBURY INTERNATIONAL, INC., a Rhode Island corporation having its principal place of business at 750 Shames Drive, Westbury, New York,(individually and collectively, jointly and severally, the "Borrower"), jointly and severally promise to pay to the order of BANKBOSTON, N.A., a national banking association with its principal place of business at 100 Federal Street, Boston, Massachusetts (the "Lender"), the principal sum of TWELVE MILLION DOLLARS ($12,000,000) or, if less, the aggregate unpaid principal amount of Advances outstanding to the Lender pursuant to that certain Loan and Consignment Agreement hereinafter referred to, made by the Lender to the Borrower under the Revolving Loan (as defined in the Loan and Consignment Agreement) outstanding from time to time, together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full hereof, said interest to be payable at the rates and in the manner set forth in the Loan and Consignment Agreement. Interest shall be calculated on the basis of a three hundred sixty (360) day year counting the actual number of days elapsed.
         All principal amounts outstanding hereunder, together with all unpaid interest thereon, shall be due and payable on July 15, 2001 (the "Maturity Date"), or on such earlier date or dates as said principal or interest, or any part thereof, may become due and payable pursuant to the Loan and Consignment Agreement.
         Reference is made to the Loan and Consignment Agreement for rights and obligations as to (i) advances and readvances of the principal sums evidenced hereby, (ii) interest rate(s) applicable to principal amounts outstanding hereunder, (iii) mandatory and voluntary prepayment of principal and interest hereunder, and (iv) acceleration of the Maturity Date. The occurrence and continuation of an Event of Default (as defined in the Loan and Consignment Agreement) shall constitute a

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default under this Note and shall  entitle the Lender to  accelerate  the entire indebtedness hereunder and to take such other action as may be provided for in the Loan and Consignment Agreement.
         If the entire amount of a required principal and/or interest payment is not paid in full within ten (10) business days after the same is due, the Borrower shall pay to the Lender a late fee equal to five percent (5%) of the required payment.
         Both principal and interest are payable in lawful money of the United States of America at the office of the Lender at the address shown above in immediately available funds.
         Each Borrower hereby jointly and severally agrees to pay upon demand, to the extent permitted by law, late charges on any sum or amount not paid when due hereunder at a rate per annum equal to five percent (5%) in excess of the floating base rate of interest (the "Base Rate") designated from time to time by the Lender, as being its Base Rate of interest, from the date of delinquency until payment in full.
         The Borrower shall have the right to prepay the Note in whole or in part at any time and from time to time, without premium or penalty, in accordance with the terms of the Loan and Consignment Agreement.
         This Note is the "Note" referred to in the Loan and Consignment Agreement (the "Loan and Consignment Agreement") dated the date hereof among the Borrower and the Lender, and is in all respects subject to the provisions thereof. This Note is secured by a Security Agreement of the Borrowers dated the date hereof and is guarantied by Westbury Metals Group, Inc. pursuant to a certain instrument of Unlimited Guaranty of even date.
         If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrower will pay a reasonable attorney's fee to the holder hereof together with reasonable costs and expenses of collection.
         This Note is to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The Borrower, to the extent that it may lawfully do so, hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United

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States  District  Courts for the  District of  Massachusetts,  as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of the breach by the Borrower of any of its obligations under and with respect to this Note, and expressly waives any and all objections it may have as to venue in any of such courts. THE BORROWER, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUIT OR ACTION ARISING OUT OF OR CONCERNING ITS OBLIGATIONS IN CONNECTION WITH THIS NOTE.
         The Borrower expressly waives presentment, demand for payment, protest and notice of nonpayment and any other notice otherwise required to be given under law in connection with the delivery, acceptance, performance, default, enforcement or collection of this Note.
         No consent or waiver by the holder hereof with respect to any action or failure to act which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by both the Borrower and the holder hereof.
         All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, than this Note shall be governed by such law as of its effective date. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any agreement related to or securing the Note at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and

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not to the  payment of  interest.  This  provision  shall  control  every  other provision of all agreements between the Borrower and the Lender.

         IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be duly executed by its corporate officer, hereunto duly authorized, on the date first above written.

WITNESS:                                             WESTBURY ALLOYS, INC.


________________________                             By:___________________

                                                     Title:________________


         GUARANTY, dated as of July __, 1999 by WESTBURY METALS GROUP, INC., a Delaware corporation (the "Guarantor"), in favor of BANKBOSTON, N.A., a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110, and its foreign branches (the "Bank"). In consideration of the Bank's giving, in its discretion, time, credit or banking facilities or accommodations to WESTBURY ALLOYS, INC., a Delware corporation, RELIABLE-WEST TECH, INC., a Delaware corporation, and WESTBURY INTERNATIONAL, INC., a Rhode Island corporation (together with their successors, individually and collectively, the "Customer"), the Guarantor agrees as follows:

         1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

         2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the en forcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become past due until payment, at the rate of interest announced by the Bank from time to time at its head office as its Base Rate, plus 5%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.


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         4. WAIVERS BY GUARANTOR;  BANK'S  FREEDOM TO ACT. The Guarantor  agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation;
(iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

         5.       UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER.  If for
                  ------------------------------------------------
any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bank ruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

         6. SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or

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otherwise,  and will not  prove any  claim in  competition  with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customer may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

         7. SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in ail deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

         8. FURTHER ASSURANCES. The Guarantor agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or

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granting the Bank a security  interest in  additional  collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder. In addition, the Guarantor agrees to furnish the Bank with such financial information concerning the Guarantor as the Bank may require from time to time.

         9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

         10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

         11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the

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Guarantor  therefrom shall be effective  unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Telex: 940581 BOSTONBK BSN Attention: Ms. Elizabeth Sousa, Vice President, or at such address as either party may designate in writing.

         13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         15. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY

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TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THE  PROVISIONS OF THIS  PARAGRAPH HAVE
BEEN FULLY DISCUSSED BY THE BANK AND THE GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, or caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date appearing on page one.

WITNESS:                                             GUARANTOR:

                                                     WESTBURY METALS GROUP, INC.


______                                          By:___________________________
                                     Title:
Name:____________________
         Print/Type Full Name                        Address:750 Shames Drive

Address:_________________                            Westbury, New York

            _________________                                            11590

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